Exhibit 10.1

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

FOURTH AMENDMENT TO

SECURITIES PURCHASE AND SECURITY AGREEMENT

This Fourth Amendment to Securities Purchase and Security Agreement (this “Amendment”) is entered into as of September 8, 2023 (the “Amendment Effective Date”) by and among Evofem Biosciences, Inc., a Delaware corporation (the “Company”), 667, L.P., Baker Bros. Life Sciences, L.P. (each, a “Purchaser”, and collectively, the “Purchasers”), and Baker Bros. Advisors LP, as agent and collateral agent for the Purchasers (in such capacity, the “Designated Agent”).

RECITALS

WHEREAS, the Company, the Purchasers and the Designated Agent are party to that certain Securities Purchase Agreement, dated as of April 23, 2020, as amended by that First Amendment to the Agreement, dated as of November 20, 2021, that Second Amendment to the Agreement, dated as of March 21, 2022, and that Third Amendment dated as of September 15, 2022, by and among the Company, the Purchasers and the Designated Agent (as amended, the “Purchase Agreement”), pursuant to which the Purchasers purchased certain convertible promissory notes (the “Notes”) and common stock warrants (the “Warrants”, and together with the Purchase Agreement and the Notes, the “Transaction Documents”) of the Company;

WHEREAS, pursuant to Section 12.8 of the Purchase Agreement, any term of the Purchase Agreement, the Notes or the Warrants may be amended only with the written consent of the Company, the Designated Agent and the Purchasers holding a majority of the outstanding balance, in the aggregate, of all Notes issued pursuant to the Purchase Agreement (the “Requisite Purchasers”);

WHEREAS, the undersigned Purchasers constitute the Requisite Purchasers; and

WHEREAS, the Company, the Purchasers and the Designated Agent wish to amend the Purchase Agreement to address the provisions set forth herein effective as of the Amendment Effective Date.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1. Definitions; References; Continuation of Purchase Agreement. Unless otherwise specified herein, each capitalized term used herein that is defined in the Purchase Agreement shall have the meaning assigned to such term in the Purchase Agreement and each capitalized term used herein that is defined in the Warrants shall have the meaning assigned to such term in the Warrants. Each reference to “hereof,” “hereto,” “hereunder,” “herein” and “hereby” and each other similar reference, and each reference to “this Agreement”, the “Securities Purchase Agreement” and each other similar reference, contained in the Purchase Agreement and any other Transaction Document shall from and after the date hereof refer to the Purchase Agreement as amended hereby. Except as amended or waived hereby, all terms and provisions of the Purchase Agreement, the Notes and the Warrants shall continue unmodified and remain in full force and effect.

2. Amendment to the Purchase Agreement.

2.1 Amendment to Section 1.1 of the Purchase Agreement. Effective as of the Amendment Effective Date, Section 1.1 of the Purchase Agreement is hereby amended to add new defined terms for “Amendment Effective Date,” “Applicable Reductions,” “Cash Rate,” “Interest Payment Date” and “Repurchase Date” as set forth below:

“Amendment Effective Date” shall mean September 8, 2023.

“Applicable Reductions” has the meaning set forth in the definition of “Repurchase Price”.

“Cash Rate” shall mean:

(a) an amount equal to the sum of: (A) the product obtained by multiplying 3% by global net revenues of Phexxi during such applicable calendar quarter that is equal to or less than $5,000,000, plus (B) the product obtained by multiplying 4% by global net revenues of Phexxi during such applicable calendar quarter that exceeds $5,000,000 and is equal to or less than $7,000,000, plus (C) the product obtained by multiplying 5% by global net revenues of Phexxi during such applicable calendar quarter that exceeds $7,000,000; plus

(b) [***]1

“Interest Payment Date” shall mean, for each calendar quarter, a date within 30 days of filing of the audited or reviewed financial statements in the Form 10-Q and/or 10-K as applicable (if timely filed, and if not timely filed, within 45 days of the last day of each applicable quarter).

“Repurchase Price” means the applicable amount set forth below, reduced in each case by the aggregate amount of (i) the Upfront Payment and (ii) all payments of interest made at the Cash Rate, in each case, to the extent made prior to the applicable repurchase date (collectively, the “Applicable Reductions”):

Applicable Repurchase Date	Repurchase Price
On or prior to the twelve-month anniversary of the Amendment Effective Date	$14,000,000 (less Applicable Reductions)

After the twelve-month anniversary of the Amendment Effective Date, but on or prior to the twenty-four-month anniversary of the Amendment Effective Date	$16,750,000 (less Applicable Reductions)

1Certain confidential information omitted.

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After the twenty-four-month anniversary of the Amendment Effective Date, but on or prior to the thirty-six-month anniversary of the Amendment Effective Date	$19,500,000 (less Applicable Reductions)

After the thirty-six-month anniversary of the Amendment Effective Date, but on or prior to the forty-eight-month anniversary of the Amendment Effective Date	$22,250,000 (less Applicable Reductions)

After the forty-eight-month anniversary of the Amendment Effective Date, but on or prior to the sixty-month anniversary of the Amendment Effective Date	$25,000,000 (less Applicable Reductions)

2.2 Amendment to Section 3.1 of the Purchase Agreement. Effective as of the Amendment Effective Date, Section 3.1 of the Purchase Agreement is hereby amended to replace clause (a) thereof with the following: “(a) the fifth anniversary of the Amendment Effective Date,”

2.3 Amendment to Section 3.2 of the Purchase Agreement. Effective as of the Amendment Effective Date, Section 3.2 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“3.2 Interest; Repayment. Interest on the unpaid principal balance of the Notes (such balance as increased as provided in this Section 3.2, the “Outstanding Balance”) will accrue from the applicable Closing Date at the rate of 10.0% per annum, calculated on the basis of a 360 day year and actual days elapsed. Accrued interest shall accrue daily and shall be paid on each Interest Payment Date, by paying the accrued and unpaid interest due on such Interest Payment Date (a) in cash in an amount equal to the Cash Rate, and (b) the remainder in kind by automatically capitalizing the remaining amount of accrued and unpaid interest as additional principal to the Outstanding Balance of the Notes. To the extent not previously repurchased pursuant to Section 5 hereof, the Company will repay the Outstanding Balance plus all accrued and unpaid interest thereon on the Maturity Date, but not to exceed the Repurchase Price maximum of $25,000,000 (less applicable reductions), provided further that such Repurchase Price maximum shall apply (1) only if the Company is not then in default of the Notes, and (2) only if the Company pays the Repurchase Price (less applicable reductions) in full on or before the Maturity Date and not, for the sake of clarity, after the Maturity Date”

2.4 Amendment to Article of the Purchase Agreement. Effective as of the Amendment Effective Date, Article 5 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

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“5. REPURCHASE BY THE COMPANY.

5.1 Until the fifth anniversary of the Amendment Effective Date (the “Repurchase Date”), the Company may repurchase the Notes from the Purchasers, in whole but not in part, at the Repurchase Price. If, as of the Repurchase Date, the Company has not earlier repurchased the Notes, the Company shall then repurchase the Notes from the Purchasers for an aggregate cash payment of $25,000,000 (less Applicable Reductions).”

2.5 Amendment to Article 8 of the Purchase Agreement. Effective as of the Amendment Effective Date, Article 8 of the Purchase Agreement is hereby amended to replace each of Sections 8.1(c), 8.1(d), 8.1(e), 8.1(f), 8.1(h), 8.1(i), 8.1(j), 8.1(k) and 8.1(l) in its entirety with “[Reserved].”

2.6 Amendment to Section 2.7 of the Third Amendment to Purchase Agreement. Effective as of the Amendment Effective Date, Section 2.7 of the Third Amendment to the Purchase Agreement, dated as of September 15, 2022, is hereby deleted in its entirety and replaced with “[Reserved.]”.

2.7 Amendment to Exhibit C of the Purchase Agreement. The last paragraph of Exhibit C shall be amended to delete the word “and” prior to clause (iv) thereto, and add the following immediately prior to end of such paragraph: “and (v) for the sole purpose of enabling ex-U.S. license agreements for such assets, any Patents, Trademarks or Copyrights acquired after the Amendment Effective Date”.

3. Certain Waivers.

3.1 Notice of Default. Effective as of the Amendment Effective Date, the Purchasers rescind the Notice of Default delivered to the Company on March 7, 2023 and waive from the date hereof the Events of Default described therein.

3.2 Purchasers waive any and all other Events of Default under the Transaction Documents existing as of the Amendment Effective Date.

4. Conditions Subsequent. No later than October 1, 2023 (the “Upfront Payment Deadline”), the Company shall pay to the Purchasers, or the Designated Agent for the benefit of the Purchasers an amount of the Outstanding Balance of the Notes equal to $1,000,000 (the “Upfront Payment”). Failure to pay the Upfront Payment by the Upfront Payment Deadline shall constitute an immediate Event of Default under the Purchase Agreement pursuant to Section 9.1(a)(i) of the Purchase Agreement.

5. Miscellaneous.

5.1 Governing Law. This Amendment shall be governed in all respects by and construed in accordance with the laws of the State of New York without regard to provisions regarding choice of laws.

5.2 Entire Agreement. This Amendment, together with the Purchase Agreement, the Notes, the Warrants, the other Note Documents and the Exhibits and Schedules to the Purchase Agreement and thereto (all of which are hereby expressly incorporated herein by this reference) constitute the entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

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5.3 Titles and Subtitles. The titles of the sections and clauses of this Amendment are for convenience of reference only and are not to be considered in construing this Amendment.

5.4 Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Delivery by facsimile or e-mail of an executed counterpart of a signature page shall be effective as delivery of an original executed counterpart.

5.5 Severability. Should any provision of this Amendment be determined to be illegal or unenforceable, such determination shall not affect the remaining provisions of this Amendment.

5.6 Tax Matters. Each of the parties hereto agrees to treat (a) any interest or original issue discount arising under this Amendment as interest described in section 871(h)(4)(C)(i) of the Internal Revenue Code of 1986, as amended (the “Code”) and (b) this Amendment as a recapitalization within the meaning of Code section 368(a)(1)(E).

[Signature page follows.]

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IN WITNESS WHEREOF, the parties have executed this Fourth Amendment to Securities Purchase and Security Agreement to be effective as of the date first above written.

EVOFEM BIOSCIENCES, INC., as Company

By:	/s/ Saundra Pelletier
Name:	Saundra Pelletier
Title:	Chief Executive Officer

Address:
12400 High Bluff Drive, Suite 600
San Diego, CA

Email:

Signature Page to Fourth Amendment to Securities Purchase and Security Agreement

BAKER BROS. ADVISORS LP,
as the Designated Agent

By:	/s/ Scott Lessing
Scott Lessing
President

Address:
860 Washington St., 10th Floor
New York, NY 10014
Attn: Scott Lessing

Email:

Signature Page to Fourth Amendment to Securities Purchase and Security Agreement

667, L.P.,
as a Purchaser

By: Baker Bros. Advisors LP, management company and investment adviser to 667, L.P., pursuant to authority granted to it by Baker Biotech Capital, L.P., general partner to 667, L.P., and not as the general partner.

By:	/s/ Scott Lessing
Scott Lessing
President

Address:
c/o Baker Bros. Advisors LP
860 Washington St., 10th Floor
New York, NY 10014
Attn: Scott Lessing

Email:

Signature Page to Fourth Amendment to Securities Purchase and Security Agreement

BAKER BROTHERS LIFE SCIENCES, L.P.,
as a Purchaser

By:	BAKER BROS. ADVISORS LP,
management company and investment adviser to Baker Brothers Life Sciences, L.P., pursuant to authority granted to it by Baker Brothers Life Sciences Capital, L.P., general partner to Baker Brothers Life Sciences, L.P., and not as the general partner.

By:	/s/ Scott Lessing
Scott Lessing
President

Address:
c/o Baker Bros. Advisors LP
860 Washington St., 10th Floor
New York, NY 10014
Attn: Scott Lessing

Email:

Signature Page to Fourth Amendment to Securities Purchase and Security Agreement